Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

In February 2022, Glory Star Beijing entered into a two-year credit facility agreement of maximum $2,353 with China Merchants Bank. On March 1, 2022, Glory Star Beijing made a withdraw of $784, which bears a fixed interest rate of 4.5% with due date on February 28, 2023.

On March 5, 2022, Leshare Beijing repaid the $1,097 of short-term bank loan to Xiamen International Bank and borrowed the same amount from Xiamen International Bank for working capital on March 7, which bears a fixed interest rate of 6.0% with due date on September 6, 2022

These consolidated financial statements were approved by management and available for issuance on March 8, 2022. The Company has evaluated subsequent events through this date and concluded that there are no additional reportable subsequent events other than that disclosed in above.